EXHIBIT 10.6

                              Note to Exhibit 10.6

         The following Lease Agreement is substantially identical in all material respects to seven additional Lease Agreements except as follows:

                                                                                                                        Rental and
                                                                                             Lease                         Related
                                                                         Aircraft            Termination                   Terms
Owner Participant                     Date                               (Tail No.)          Date

NCC Charlie                           September 10, 1998*                N575ML*             March 30, 2015*                **
Company*
NCC Charlie Company                   September 10, 1998                 N576ML              March 30, 2015                 **
General Electric Capital              November 10, 1998                  N577ML              May 12, 2015                   **
Corporation
General Electric Capital              November 10, 1998                  N578ML              May 13, 2015                   **
Corporation
Castle Harbour Leasing Inc.           December 10, 1998                  N579ML              June 15, 2015                  **
NCC Charlie Company                   January 25, 1999                   N580ML              July 28, 2015                  **
General Electric Capital
  Corporation                         April 14, 1999                     N581ML              October 14, 2015               **
NCC Charlie Company                   June 28, 1999                      N582ML              December 29, 2015              **

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* Filed as Exhibit 10.6 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.
**  Confidential treatment requested.